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                         FIRST AMENDMENT TO AMENDED AND
                       RESTATED SENIOR TERM LOAN AGREEMENT



         FIRST AMENDMENT, dated as of December 1, 1997 (this "First Amendment"), to the AMENDED AND RESTATED SENIOR TERM LOAN AGREEMENT, dated as of September 24, 1996 (the "Loan Agreement"), among (i) Cogentrix Eastern Carolina Corporation (the "Borrower"), (ii) Credit Lyonnais New York Branch and each other financial institution party thereto as Lenders (individually a "Lender" and collectively, the "Lenders"), (iii) Credit Lyonnais New York Branch, as issuer of the Senior Debt Service Letter of Credit (the "Issuing Bank") and (iv) Credit Lyonnais New York Branch, as agent for the Lenders (the "Agent").

         The Borrower has requested that the Lender amend Section 5.17 of the Loan Agreement to permit the Borrower to change its fiscal year end from June 30 to December 31 of each year, and the Lender is willing to agree to such request upon the terms and conditions set forth herein.

         Accordingly, the parties hereto hereby agree as follows:

         1. Defined Terms. Capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Loan Agreement.

         2. Amendment of Loan Agreement. Section 5.17 of the Loan Agreement is hereby amended by deleting each reference therein to "June 30" and substituting in lieu thereof "December 31".

         3. Wavier. The provisions of Section 6.10 of the Loan Agreement that require at least 60 days' prior written notice to the Agent of a change in the Borrower's fiscal year are hereby waived to the extent necessary to permit the transactions contemplated by this First Amendment.

         4. Financial Statements. For purposes of Section 5.7(a) of the Loan Agreement, for the six-month period beginning July 1, 1997 and ending December 31, 1997, the Borrower hereby agrees to furnish or cause to be furnished to the Agent and each Lender as soon as available, but in any event within 120 days after December 31, 1997, a copy of the balance sheet of each Reporting Participant as of December 31, 1997 and the related statements of income, retained earnings and changes in cash flow of such Reporting Participant for the six-months ended December 31, 1997, setting forth in each


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case in comparative form the figures for the corresponding period in the previous fiscal year, certified without qualification or exception as to the scope of its audit by independent public accountants of national standing reasonably acceptable to the Agent.

         5. No Other Amendments or Waivers. Except as expressly amended or waived hereby, the provisions of the Loan Agreement are, and shall remain, in full force and effect. The waiver contained herein shall not constitute a waiver of any other provisions of the Loan Agreement or for any purpose except as expressly set forth herein.

         6. Counterparts. This First Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, all of which counterparts, taken together, shall constitute one and the same instrument.

         7. Effective Date. This First Amendment shall become effective on the date on which the Agent shall have received counterparts hereof executed by the Borrower, the Issuing Bank and the Required Lenders.

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

                                      COGENTRIX EASTERN CAROLINA
                                           CORPORATION

                                      By: /s/ Elizabeth L. Rippetoe
                                          -------------------------------------
                                          Title: Vice President and
                                                 Assistant General Counsel

                                      CREDIT LYONNAIS, NEW YORK BRANCH
                                        in its capacity as Agent, Issuing Bank,
                                        and as a Lender

                                      By: /s/ Robert G. Colvin
                                          -------------------------------------
                                          Title: Vice President